SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 2, 2004
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    000-29053               04-2751645
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(State or other jurisdiction of  (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


8000 Lee Highway, Falls Church, VA                                       22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

     On June 2, 2004, YDI Wireless, Inc. and Phazar Corp. issued a press release announcing that they had signed a second amendment to the merger agreement relating to the contemplated merger of the two companies.

     The recent amendment extended the time to complete the contemplated merger of the two companies. On April 1, 2004, the two companies extended the time within which the merger may be completed from April 1, 2004 to June 1, 2004. Effective June 2, 2004, the two companies further extended that date to November 30, 2004. Specifically, Section 7.1(e) of the original merger agreement allowed either YDI or Phazar to terminate the merger agreement (so long as the terminating party was not in breach) if the merger had not been completed by April 1, 2004. The recent amendment extended that date to November 30, 2004.

     The June 2, 2004 amendment also made the following amendments to the original merger agreement.

     Section 4.1(h)(iv) of the original agreement was amended to increase the number of shares that Phazar may issue to its board and audit committee members for attending meetings from 6,000 shares to 12,000 shares.

     Section 4.2 of the original agreement was amended to permit YDI to acquire other companies, businesses, or product lines and issue securities or pay cash or incur indebtedness in connection therewith and engage in any and all related transactions so long as the financial statements related to such companies, businesses, or product lines are not required to be included in the registration statement on Form S-4 referred to in Section 5.1 of the merger agreement.

     The recent amendment provides that YDI will pay Phazar a $350,000 fee in the event that the merger of the two companies does not close by November 30, 2004 due to YDI acquiring another company, delays associated with additional disclosure with the Securities and Exchange Commission due to such additional acquisition(s), or additional delays after June 2, 2004 due to YDI's transaction with Terabeam Corporation.

     Finally, the amendment permits Phazar to withdraw from the merger agreement without payment of a termination fee if: (i) YDI's pro forma balance sheet after consummation of the Terabeam transaction does not reflect a book value of at least $1.75 per share, (ii) YDI's pro forma financials reflecting the Terabeam transaction as filed with the Securities and Exchange Commission do not reflect a book value of at least $1.75 per share, or (iii) the updated fairness opinion currently being obtained by Phazar reflects that the 1.2 exchange ratio following YDI's merger with Terabeam is no longer fair to Phazar's shareholders.

     The foregoing description of the merger agreement, as amended, and the June 2, 2004 amendment thereto does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by YDI with the Securities and Exchange Commission on November 5, 2003, and of the June 2, 2004 amendment thereto, a copy of which is filed as Exhibit 2.1 hereto and is



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incorporated by reference. A copy of the June 2, 2004 press release is filed as
Exhibit 99.1 and is incorporated by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         See Exhibit Index.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     YDI WIRELESS, INC.


Dated: June 7, 2004                                  By:    /s/ David L. Renauld
                                                          ----------------------
                                                           David L. Renauld
                                                           Vice President

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                                  EXHIBIT INDEX


         Number            Title
         ------            -----

          2.1 Amendment to Agreement and Plan of Merger, dated June 2, 2004, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

          99.1      Press release dated June 2, 2004.



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